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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 25, 2001


                            PEOPLE'S BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

                    MASSACHUSETTS                                      0-7449                         04-3272233
         -----------------------------------                    (COMMISSION FILE NO.)              ----------------
           (State or other jurisdiction of                                                        (I.R.S. Employer
           incorporation or organization)                                                         Identification No.)

                 545 PLEASANT STREET
             NEW BEDFORD, MASSACHUSETTS                                                                 02740
  -------------------------------------------------                                                   ---------
      (Address of principal executive offices)                                                        (Zip Code)

Registrant's telephone number, including area code                                                  (508) 991-2601
                                                                                                    --------------

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ITEM 5.  OTHER EVENTS.

         On April 25, 2001, People's Bancshares, Inc., a Massachusetts corporation (the "Company") issued a press release announcing its entry into a definitive agreement (the "Agreement"), by and among the Company and Vincent A. Smyth, William G. Foster, Jr. and Thomas F. Gillen.

         On April 19, 2001 the Company and a group of its stockholders led by Vincent A. Smyth (the "Smyth Group") entered into the Agreement, which resolves various issues arising out of a proxy contest recently commenced by the Smyth Group, as referred to in Mr. Smyth's and the other reporting persons' named therein Amendment No. 2 to their Schedule 13D filed with the Securities and Exchange Commission and dated April 16, 2001. The Smyth Group had sought to elect three representatives to the Company's board of directors at the Company's upcoming Annual Meeting of Stockholders, scheduled for June 12, 2001 (the "Annual Meeting"). The Agreement terminates the proxy contest and provides that, immediately following its Annual Meeting, the Company will increase the size of its board of directors from 10 to 13 members. The Agreement further provides that, subject to the receipt of required nonobjection letters from bank regulators, the Company will add Mr. Smyth and two individuals designated by Mr. Smyth to its board of directors and to the board of the Company's principal subsidiary, People's Savings Bank of Brockton. The two additional directors designated by Mr. Smyth are Thomas F. Gillen and William G. Foster, Jr. In addition, pursuant to the terms of the Agreement, the Smyth Group has agreed they will vote for the nominees for director recommended by the Company's board of directors; and will vote in accordance with the recommendation of the Company's board with respect to each matter that is presented to the Company's stockholders at the Annual Meeting.

           The Agreement is attached hereto as Exhibit 10.1. Also attached hereto as Exhibit 10.2 is the General Release of Claims signed by Messrs. Smyth, Foster and Gillen. The foregoing description of the Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

          The press release issued on April 25, 2001 relating to the Agreement is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits

               10.1 Written Agreement, dated April 19, 2001, by and among People's Bancshares, Inc. and Vincent A. Smyth, William
                       G. Foster, Jr., and Thomas F. Gillen.

               10.2 General Release of Claims, dated April 24, 2001, by and among People's Bancshares, Inc. and Vincent A. Smyth, William G. Foster, Jr., and Thomas F. Gillen.

                                       2

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               99.1    Press Release of People's Bancshares, Inc. dated April
                       25, 2001.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PEOPLE'S BANCSHARES, INC.




                                            /s/ James K. Hunt
                                            ------------------------------------
                                            James K. Hunt
                                            Executive Vice President/Finance &
                                            Administration and Chief Financial
                                            Officer



Dated: APRIL 25, 2001

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